UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1) CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2017

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Ave., Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

ORION GROUP HOLDINGS, INC.

FORM 8-K/A
CURRENT REPORT

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 9, 2017, T.A.S. Commercial Concrete Construction, LLC, a wholly owned subsidiary of Orion Group Holdings, Inc. ("the Company") entered into a Stock Purchase Agreement (the "Agreement") for the purchase of all the issued and outstanding shares (the "shares") of Tony Bagliore Concrete, Inc., a Texas corporation ("TBC"). The Company and the two sole shareholders of TBC closed the transaction on April 10, 2017 (the "Closing Date"). Upon the terms of and subject to the conditions set forth in the Agreement, the total aggregate consideration paid on the Closing Date by the Company to the Sellers for the Shares $6 million in cash. In addition however, if certain financial targets are met in future periods, up to an additional $2 million will become payable to the Sellers.

On April 13, 2017, the Company filed a Current Report on Form 8-K (the "Original Current Report") to report the above described transaction and a copy of the Agreement was attached to the Original Current Report, as Exhibit 2.1. As the required financial statements of the business acquired and pro forma financial information were not included in the Original Current Report, this Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of theOriginal Current Report to provide audited financial statements for TBC and the pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K. This amendment makes no other amendments to the Original Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements of TBC are being filed as exhibits to this Form 8-K/A and are incorporated by reference herein.

(i) The audited consolidated balance sheets of TBC as of December 31, 2016 and 2015, and the related consolidated statements of income, consolidated statements of members' equity and cash flows for the years ended December 31, 2016 and December 31, 2015, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.2 and incorporated by reference herein.

(ii) The unaudited consolidated balance sheet of TBC as of March 31, 2017, and related consolidated statement of income, consolidated statements of members' equity and cash flows for the three months ended March 31, 2017 and 2016, and the related notes required by this item are included as Exhibit 99.3 and incorporated by reference herein.

(b) Pro forma financial information.

(i) The unaudited pro forma combined consolidated balance sheet as of March 31, 2017, and the unaudited pro forma combined consolidated statements of income for the three months ended March 31, 2017 and the year ended December 31, 2016, required by this item are included as Exhibit 99.4 and incorporated by reference herein.

(d) Exhibits

23.1 Auditor's Consent

99.1 Audited Consolidated Financial Statements of TBC as of and for the years ended December 31, 2016 and 2015.

99.2 Unaudited Consolidated Financial Statements of TBC as of and for the three months ended March 31, 2017 and 2016.

99.3 Unaudited Pro Forma Combined Financial Statements.

99.4 Notes to Unaudited Pro Forma Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: June 23, 2017	By:	/s/ Christopher J. DeAlmeida
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Auditor's Consent.
99.1	Audited Consolidated Financial Statements of Tony Bagliore Concrete, Inc. including an independent auditor's report as of and for the years ended December 31, 2016 and 2015.
99.2	Unaudited Consolidated Financial Statements of Tony Bagliore Concrete, Inc. as of and for the three months ended March 31, 2017 and 2016.
99.3	Unaudited Pro Forma Combined Financial Statements.
99.4	Notes to Unaudited Pro Forma Combined Financial Statements.